SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2002

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

Milacron Inc. has entered into a series of letter agreements with respect to its Amended and Restated Revolving Credit Agreement in connection with entering into definitive agreements for the sale of its Widia and Valenite businesses, each of which was recently announced. Certain of the modifications to the financial covenants and to the other provisions contained in the Amended and Restated Revolving Credit Agreement that are included in these letter agreements take effect if and only if one or both of the sale of Milacron's Widia business and the sale of Milacron's Valenite business, as applicable, are consummated, and are not effective unless and until such sale or sales, as applicable, are consummated, in each case, as more fully set forth therein. Certain modifications contained in one of these letter agreements, however, become effective upon a reduction in the Total Revolving Loan Commitment, as defined in the Amended and Restated Revolving Credit Agreement, to $110 million or less.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	Letter Agreement dated May 3, 2002 with respect to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europe GmbH, Milacron Metalworking GmbH, Milacron B.V., the lenders listed therein and Bankers Trust Company, as Agent and PNC Bank as Documentation Agent entered into in connection with entering into a definitive agreement or the sale of the Widia business.

99.2	Letter Agreement dated June 17, 2002 with respect to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europe GmbH, Milacron Metalworking GmbH, Milacron B.V., the lenders listed therein and Bankers Trust Company, as Agent and PNC Bank as Documentation Agent amending the letter agreement entered into in connection with entering into a definitive agreement for the sale of the Widia business.

99.3	Letter Agreement dated June 17, 2002 with respect to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europe GmbH, Milacron Metalworking GmbH, Milacron B.V., the lenders listed therein and Bankers Trust Company, as Agent and PNC Bank as Documentation Agent entered into in connection with entering into a definitive agreement for the sale of the Valenite business.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	June 20, 2002	By:	/s/Hugh C. O'Donnell

Hugh C. O'Donnell Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter Agreement dated May 3, 2002 with respect to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europe GmbH, Milacron Metalworking GmbH, Milacron B.V., the lenders listed therein and Bankers Trust Company, as Agent and PNC Bank as Documentation Agent entered into in connection with entering into a definitive agreement for the sale of the Widia business.

99.2	Letter Agreement dated June 17, 2002 with respect to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europe GmbH, Milacron Metalworking GmbH, Milacron B.V., the lenders listed therein and Bankers Trust Company, as Agent and PNC Bank as Documentation Agent amending the letter agreement entered into in connection with entering into a definitive agreement for the sale of the Widia business.

99.3	Letter Agreement dated June 17, 2002 with respect to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europe GmbH, Milacron Metalworking GmbH, Milacron B.V., the lenders listed therein and Bankers Trust Company, as Agent and PNC Bank as Documentation Agent entered into in connection with entering into a definitive agreement for the sale of the Valenite business.